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                                                                     Exhibit 10


                         THE NEWHALL LAND AND FARMING COMPANY
                          (A CALIFORNIA LIMITED PARTNERSHIP)

                    AMENDMENT TO NEWHALL EXECUTIVE INCENTIVE PLAN
                              (AS AMENDED JULY 11, 1990)

                    AMENDMENT NUMBER ONE EFFECTIVE JANUARY 1, 1999


     The Newhall Executive Incentive Plan, as amended July 11, 1990, is hereby further amended effective January 1, 1999 as follows:

     Paragraph 4. INCENTIVE POOL is hereby amended to delete "the amount equal to five percent (5%) of net earnings of the Partnership" and to substitute in its place "the amount equal to seven percent (7%) of net earnings of the Partnership".

     IN WITNESS WHEREOF, The Newhall Land and Farming Company (a California Limited Partnership) has caused this amendment of the Newhall Executive Incentive Plan to be executed effective January 20, 1999.




                                   The Newhall Land and Farming Company
                                   (a California Limited Partnership)
                                   By:  Newhall Management Limited Partnership,
                                        Managing General Partner
                                   By:  Newhall Management Corporation,
                                        Managing General Partner

                                   By:
                                      ------------------------------------------
                                        Thomas H. Almas, Secretary